FIRST AMENDMENT TO CORPORATE GUARANTY



  THIS FIRST AMENDMENT TO CORPORATE GUARANTY made this 31st day of July 1996, by PRESIDENT CASINOS, INC., formerly known as PRESIDENT RIVERBOAT CASINOS, INC. ("Guarantor").

                              WITNESSETH:

    WHEREAS, Guarantor made and delivered to Liberty Landing Associates that certain Corporate Guaranty dated December 14, 1993 (the "Guaranty") with respect to that certain Lease Agreement dated December 14, 1993 (the "Lease"); and,

    WHEREAS, Liberty Landing Associates ("Landlord"), and PRC-Philadelphia, Inc. ("Tenant"), have agreed to amend the Lease by execution and delivery of the First Amendment to Lease Agreement dated of even date herewith (the "First Amendment"), and by the Second Amendment to Lease Agreement dated of even date herewith (the "Second Amendment") (which Second Amendment shall go into full force and effect in the event that Tenant exercises its option pursuant to the terms of the Option Agreement dated of even date herewith) ; and

    WHEREAS, Guarantor and Landlord desire to amend the Guaranty so as to include within the scope of the Guaranty, (i) the obligations of PRC-Philadelphia, Inc. under the terms of the First Amendment, and (ii) the obligations of PRC-Philadelphia, Inc. under the terms of the Second Amendment (in the event that Tenant exercises its option, as contained in the Option Agreement dated of even date herewith, to amend the Lease so as to make the Second Amendment in full force and effect).

    NOW, THEREFORE, the Guarantor does hereby execute and deliver this First Amendment to Corporate Guaranty, which amends the Guaranty as follows:

    1. The foregoing preambles are incorporated herein by reference. All references to the Lease as contained in the Guaranty shall now include and be a reference to the First Amendment. Such references to the Lease shall also be construed as a reference to the Second Amendment in the event that Tenant exercises its option (as contained in the Option Agreement dated of even date herewith) to amend the Lease so as to make the Second Amendment in full force and effect.

    2.  All other terms and conditions of the Guaranty are hereby reaffirmed.

    IN WITNESS WHEREOF, the Guarantor has caused this First Amendment to Corporate Guaranty to be executed and delivered on the day and year first above written.

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ATTEST:                                      PRESIDENT CASINOS, INC.

/s/ James A. Zweifel                            /s/ John S. Aylsworth
__________________________                   By:_________________________


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